1.
Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
G05384105
171232101
416515104
Issuer
ASPEN INSURANCE HOLDINGS LTD
CHUBB CORP
HARTFORD FINANCIAL SVCS GRP
Underwriters
CSFB, Goldman, DBSI, Dowling, Fox-Pitt,
Keefe, UBS
Citigroup, Goldman, Merrill, Bear Stearns,
CSFB, DBSI, Morgan, Wachovia
Goldman, Citigroup, Merrill
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AHL
CB
HIG
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/3/2003
6/18/2003
5/20/2003
Total dollar amount of offering sold to QIBs
 $                                                     236,790,000
 $                                                     803,250,000
 $                                                  1,100,010,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     236,790,000
 $                                                     803,250,000
 $                                                  1,100,010,000
Public offering price
 $                                                               22.50
 $                                                               13.50
 $                                                               45.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.31%
0.48%
1.46%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder 21st Century
Boston
 $                         6,400
 $                     144,000
0.06%
4.35%
-2.00%
12/18/2003
Scudder Development Fund
Boston
 $                       10,000
 $                     225,000
0.10%
17.72%
1.02%
12/31/2003
Total

 $                       16,400
 $                     369,000
0.16%











1  Performance information not
available.









2.
Security Information








Security Name
Comparison Security
Comparison Security
Cusip
20451N101
204412209
192108108
Issuer
COMPASS MINERALS INTERNATIONAL INC
CIA VALE DO RIO
COEUR D'ALENE MINES CORP
Bloomberg Ticker
CMP
RIO
CDE
Underwriters
CSFB, Goldman, DBSI, JP Morgan, UBS
Merrill, ABN, CSFB, Goldman, JP Morgan, Morgan
Stanley
CIBC, Orion, Sprott
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Compass Minerals International Inc.
Cia Vale Do Rio
Coeur D'Alene Mines Corp
Is the affiliate a manager or co-manager of offering?
Co -Manager
N/A
 N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
 N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/11/2003
3/20/2002
9/11/2003
Total dollar amount of offering sold to QIBs
 $                                                     188,500,000
 $                                                     835,690,000
 $                                                       70,160,000
Total dollar amount of any concurrent public offering
 $                                                                      -
 $                                                                      -
 $                                                                      -
Total
 $                                                     188,500,000
 $                                                     835,690,000
 $                                                       70,160,000
Public offering price
 $                                                               13.00
 $                                                               24.50
 $                                                                3.40
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.18%
0.09%
0.04%
Rating
 N/A
 N/A
 N/A
Current yield
 N/A
 N/A
 N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder 21st Century
Boston
 $                       81,700
 $                  1,062,100
0.56%
9.85%
2.85%
12/31/2003
Total (USD)

 $                       81,700
 $                  1,062,100
0.56%











1  Performance information not
available.








3.
Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
49460W208
11637105
71813109
Issuer
KINETIC CONCEPTS INC
ALARIS MEDICAL SYSTEMS INC
BAXTER INTERNATIONAL INC
Underwriters
JP Morgan, Merrill Lynch, CSFB, Goldman Sachs,
Citigroup, DBSI, Piper Jafray, SG Cowen
Securities
Bear Stearns, CIBC, UBS
BofA, CSFB, Citigroup, JP Morgan, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
KCI
AMI
BAX
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/24/2004
6/25/2003
9/18/2003
Total dollar amount of offering sold to QIBs
 $                                                 540,000,000
 $                                                                -
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                 113,750,000
 $                                                   76,210,000
Total
 $                                                 540,000,000
 $                                                 113,750,000
 $                                                   76,210,000
Public offering price
 $                                                           30.00
 $                                                           12.50
 $                                                           30.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.80%
0.66%
1.22%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Development Fund
Boston
16,300
 $                   489,000
0.09%



Total

16,300
 $                   489,000
0.09%